UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:   JULY 15, 2003




                         THE SOUTH FINANCIAL GROUP, INC.
                     --------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    SOUTH CAROLINA                 0-15083                57-0824914
    --------------               -----------           ---------------
(STATE OF OTHER JURIS-          (COMMISSION             (IRS EMPLOYER
DICTION OF INCORPORATION)       FILE NUMBER)         IDENTIFICATION NUMBER)


         102 SOUTH MAIN STREET, GREENVILLE, SOUTH CAROLINA        29601
         -------------------------------------------------        -----
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (864) 255-7900




                   THE EXHIBIT INDEX APPEARS ON PAGE 3 HEREOF.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBITS.


         99.1     Press Release dated July 15, 2003


ITEM 9. REGULATION FD DISCLOSURE (FURNISHED PURSUANT TO ITEM 12 "RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

         On July 15, 2003, The South Financial Group, Inc. (TSFG) announced its financial results for the fiscal quarter ended June 30, 2003 and certain other information. A copy of TSFG's press release announcing such financial results and other information is attached as Exhibit 99.1 hereto and incorporated herein by referenced.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE SOUTH FINANCIAL GROUP, INC.


July 15, 2003                        By:     /s/ William S. Hummers III
                                             --------------------------
                                             William S. Hummers III
                                             Executive Vice President

                                  EXHIBIT INDEX

EXHIBIT

         99.1     Press Release